UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

IDENTIV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On April 3, 2024, Identiv, Inc. (“Identiv”) announced entry into that certain Stock and Asset Purchase Agreement, dated April 2, 2024, with Hawk Acquisition, Inc., a Delaware corporation (“Buyer”), pursuant to which Identiv will sell its physical security business to Buyer, through the sale of certain of its assets. This Schedule 14A filing consists of the following communications relating to the proposed transaction:

(i)	Frequently Asked Questions;

(ii)	Transaction Talking Points;

(iii)	Email to Employees from Steven Humphreys, Chief Executive Officer; and

(iv)	Transcript of Conference Call.

Each item above was first used or made available on April 3, 2024.

Identiv, Inc. Definitive Asset Purchase Agreement with Vitaprotech

Frequently Asked Questions

Number	Question	Answer
1	What is happening?

•  Identiv’s Board and management team have been looking for ways to invest in both our internet of things (IoT) and our physical security businesses to drive our future growth and success. Identiv’s Board and management team have decided that selling our security, access card, and identity reader businesses (the “physical security business”) and focusing on our IoT business is the best path forward for each.

•  We entered into an asset purchase agreement with Vitaprotech and certain other parties pursuant to which Vitaprotech will purchase our physical security business.

•  The transaction with Vitaprotech, a security solutions provider from Europe, is an exciting opportunity with great growth potential. The IoT business, which will remain a Nasdaq-listed public company, will also benefit from new capital with the proceeds from the transaction, with new leadership and significant market expansion opportunities.

2	Who is Vitaprotech?

Vitaprotech is a private European security solutions provider, mostly doing business in France. We chose them for several key reasons, including:

•  They already have a security focus, but their products and markets do not overlap with our current physical security, access card, and identity reader businesses.

•  They have new products that we can cross-sell and leverage into the market after the closing, extending our end-to-end physical security strategy.

We feel this is an ultimate win-win proposal!

3	When is this happening?	The asset purchase agreement was signed on April 2, 2024, and announced today, April 3, 2024. We expect the transaction to close in Q3 2024, subject to stockholder and regulatory approvals, and customary closing conditions.

4	Why is this happening?	We have been actively looking for investment for our IoT and physical security businesses to drive our future growth. After much interest, we selected a buyer that will make our physical security business part of its company.

5	What is happening with Identiv’s management team?	Upon closing of the transaction, certain senior executives from the physical security and operations teams will join Vitaprotech, including our CEO, Steve Humphreys. Kirsten Newquist is expected to become CEO of Identiv as of the closing date. See Question 15 below for more on Kirsten.

6	What does this mean for employees?

Nothing will change for employees until the transaction closes; it’s business as usual. You are still employed by Identiv, a publicly listed company.

When the transaction closes:

•  If you are an employee in our physical security, access card, and identity reader businesses, as part of the transaction, Vitaprotech will offer you employment on similar terms as your current employment terms.

•  If you are an employee in the IoT business, you will remain employed by Identiv, which will continue to be a Nasdaq-listed public company.

•  We don’t expect any jobs to be affected by the transaction in the short term.

7	Will the location of my employment change?	This is not a physical move at this time; all employees are expected to stay in their current offices during the period covered by the TSA (see below).

8	What is a Transition Services Agreement (TSA)?	The TSA is an agreement between Identiv and Vitaprotech that will outline certain terms and shared services for a period of up to 18 months following the closing date. TSAs are often used to help ensure a smooth transition following a transaction. While the two businesses will be separately owned after the closing date, some services will be shared during the TSA period. For example, employees in our physical security business that become employees of Vitaprotech as of the closing date will continue to receive health and welfare plan benefits from Identiv through Insperity (see Question 11 below). In many ways, little will change for employees of our physical security business during the TSA period. We don’t anticipate any changes in the management reporting structure during the TSA period.

9	What happens to the restricted stock units (RSUs) that I was awarded?

The treatment of your outstanding Identiv RSUs generally depends on your designation as an employee of our physical security business or our IoT business:

•  If you are an employee of our physical security business, provided that you remain employed through the closing date, your then-outstanding unvested RSUs will accelerate.

•  If you are an employee of our IoT business, your RSUs will remain outstanding and continue to vest.

10	What will happen to my current health and welfare plan benefits?

•  Identiv will continue to offer eligible employees medical, dental, vision, vacation/PTO and 401(k) plan benefits pursuant to the terms of the applicable plan document or program.

•  If you are an employee in the physical security business and become employed by Vitaprotech as of the closing date, during the TSA period (or a portion thereof), you will continue to receive benefits through Identiv as though you remained an employee of Identiv. You will not lose medical coverage as a result of the transaction. You will receive additional information regarding your benefits closer to the closing date and during our standard open enrollment process.

11	What should I do if I am approached by someone in the press?	While the transaction has been publicly announced, until the transaction closes, we are all still employees of a publicly listed company and must continue to be careful about disclosures. It is best that you send people looking for information beyond the press release to our Director of Investor Relations, Sophie Pearson, who can be contacted at spearson@identiv.com or (949) 250-8888 Ext. 859.

12	Can I post about the transaction on social media?	You may repost Identiv’s official company post regarding the transaction on your social media account(s). Please do not add personal comments as the transaction has not closed.

13	What if someone from the media sends me a message on LinkedIn or otherwise reaches out?	Please send any inquiries to our Director of Investor Relations, Sophie Pearson, who can be contacted at spearson@identiv.com or (949) 250-8888 Ext. 859.

14	Who is Kirsten Newquist?	Kirsten Newquist is joining Identiv as President, IoT Solutions, effective April 15, 2024, and will be reporting to the Board. She is a seasoned business leader with over 25 years’ experience in strategy, product management, business development, and global sales and marketing. She will be joining Identiv after 17 years at Avery-Dennison Corporation. She was most recently Global Vice President, Avery Dennison Smartrac, and previously held other leadership roles including the VP/GM of Avery Dennison Medical. Ms. Newquist is expected to become CEO of Identiv as of the closing date.

15	Who is Seven2?	Seven2 is a French private equity firm that is an investor in Vitaprotech.

16	Can I trade my INVE stock?	You are still employed by a Nasdaq-listed public company and continue to be subject to the insider trading policy and other company policies. Normal trading window rules apply.

17	What if I have questions?	We are planning to follow up with additional information for employees from time to time. In the interim, if you have any additional questions, please ask your manager, our CEO Steve Humphreys, or anyone on the management team. We encourage you to reach out!

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact, including statements regarding: Identiv’s strategy, opportunities, focus and goals; Identiv board’s and management team’s belief that selling the physical security business and focusing on its IoT business is the best path forward for each; expected benefits of the transaction, including growth potential and significant market expansion opportunities; expected use of proceeds from the transaction; the terms and conditions related to the transaction, including regulatory and stockholder approvals, and terms of the transition services agreement; expectations relating to changes in employment and benefits as a result of the transaction, including employees of Identiv’s physical security, access cards, and identity reader teams being offered employment with Vitaprotech, and the terms of such employment; expected changes during the transition period, including changes to employment benefits; expectations regarding the treatment of equity awards; the timing of the closing of the transaction; and expectations with respect to the change in management following the completion of the transaction, including expected benefits thereof. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from Identiv’s stockholders or regulatory approvals are not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason; changes to assumptions underlying the board’s and management’s decision to pursue the transaction; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; diversion of management’s attention from Identiv’s ongoing business; the ability of Identiv to retain and hire key personnel; the effect of the change in management following the completion of the transaction; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business; Identiv’s ability to successfully execute its business strategy; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; industry trends and seasonality; the impact of macroeconomic conditions and customer demand, inflation and increases in prices; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are based on information available to Identiv on the date of this communication, and Identiv assumes no obligation to update such statements.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Participants in the Solicitation

Identiv, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s executive officers and directors, including compensation, is set forth in the sections entitled “Election of Directions,” “Executive Compensation,” including “Executive Compensation—Compensation Discussion and Analysis,” and “Corporate Governance—Compensation of Directors” of Identiv’s definitive proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on April  28, 2023 (the “2023 Proxy Statement”), as well as its Current Reports on Form 8-K filed with the SEC on April  13, 2023 and October 11, 2023.

As of March 31, 2024, each Participant, other than Gary Kremen and James E. Ousley, set forth below beneficially owned less than 1% of Identiv’s issued and outstanding common stock. Information about the ownership of common stock by Identiv’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement. To the extent holdings by the directors and executive officers of Identiv securities reported in the 2023 Proxy Statement have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Directors*^	Security Ownership of Directors	Certain Officers and Other Employees*	Security Ownership of Executive Officers
Laura Angelini	Form 4 filed on August 2, 2023.	Steven Humphreys (Chief Executive Officer and Director)	Form 4s filed on May 2, 2023, May 10, 2023, May 11, 2023, May 15, 2023, June 2, 2023, July 5, 2023, August 2, 2023, September 1, 2023, October 2, 2023, November 2, 2023, December 1, 2023, January 2, 2024, February 1, 2024, March 1, 2024, and April 1, 2024.

Gary Kremen	Form 4 filed on August 2, 2023.	Justin Scarpulla (Chief Financial Officer and Secretary)	N/A

Richard E. Kuntz, M.D.	Form 4 filed on August 2, 2023.

James E. Ousley	Form 4 filed on August 2, 2023.

*	The business address is 2201 Walnut Avenue, Suite 100, Fremont, California 94538.
^	Excludes Steven Humphreys, Identiv’s Chief Executive Officer, who is listed under “Certain Officers and Other Employees.”

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement and Amendment No.  1 to the Schedule 13D filed by Bleichroeder on October 23, 2023. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.

Identiv, Inc. Definitive Asset Purchase Agreement with Vitaprotech

Transaction Talking Points

The Transaction

•

Identiv, Inc. has entered into a definitive asset purchase agreement (APA) to sell its physical security, access card, and identity reader businesses (operations and assets) to Vitaprotech, a European security solutions provider.

•	The agreement was signed on April 2, 2024, and announced today, April 3, 2024.

•	In conjunction with the APA, Identiv, Inc. and Vitaprotech have entered into a Transition Services Agreement (TSA) for a period of up to 18 months.

•	Upon closing the transaction, Identiv, Inc. will receive a cash payment of $145 million, subject to customary adjustments.

•	Identiv, Inc. will remain a publicly listed company on the Nasdaq stock exchange under the “INVE” ticker.

Timing

•	Transaction is expected to close in the third quarter 2024, subject to customary closing conditions, including stockholder approval.

•	The transaction is also subject to review and approval by the Committee on Foreign Investment in the United States (CFIUS) and the Federal Trade Commission under the Hart-Scott-Rodino (HSR) Act.

•	We will require a meeting of Identiv’s stockholders to vote on approval of the transaction, which will be scheduled sometime in the coming months.

New Leadership

•	Aligned with this strategic direction, Identiv also announced the appointment of Kirsten Newquist as President, IoT Solutions. She will be joining Identiv on April 15, 2024.

•

Kirsten has spent the last 17 years at Avery Dennison Corporation, where she was most recently Global Vice President, Avery Dennison Smartrac, and previously held other leadership roles including the VP/GM of Avery Dennison Medical.

•

As part of the transaction, employees of our physical security, access cards, and identity reader teams will be offered employment with Vitaprotech (a private company). Senior management from the physical security business and operations, including CEO Steve Humphreys, will also become employees of Vitaprotech. As of the closing, incoming President, IoT Solutions, Kirsten Newquist, will then become the CEO of Identiv, which will remain publicly listed on the Nasdaq.

Key Talking Points

•

The Board previously announced a strategic alternatives review because it felt the physical security and IoT businesses would each benefit from additional resources and management focus in order to achieve their full potential.

•

The Board successfully concluded its review with an outcome that it and Identiv senior management strongly believe provides an excellent value creation path for both businesses and is beneficial for all stakeholders.

•

The Buyer, Vitaprotech, is excited to have Identiv’s physical security business, including employees who currently work in the physical security business, become part of their group. They are also a player in the physical security industry, so they understand the market. Additionally, there is no overlap with their current security products or geographic territories.

•	Nothing will change for employees until the transaction closes, which is expected to be some time in Q3 2024. It’s business as usual. You are still employed by Identiv, a publicly listed company.

•	We will be working together in the same way.

•	Whoever you’re reporting to, you will continue to report to.

•	We, as a team, need to finish strong.

•	When the transaction closes:

•	If you are an employee in the physical security, access card, and identity reader businesses, you are expected to be employed by Vitaprotech, a private company.

•	If you are an employee in the IoT business, you will remain employed by Identiv, which will continue to be a Nasdaq-listed public company.

•	We don’t expect any jobs to be affected by this transaction in the short term. It’s a change in ownership of the physical security business, not in operations.

•	After the transaction closes, there will be a transition period of up to 18 months, which is covered by the TSA. During this period, we expect to continue to work together the same way we have been.

•

TSAs are often used to help ensure a smooth transition following a transaction. While the two businesses will be separately owned after the closing date, some services will be shared during the TSA period.

•	We don’t anticipate any changes in the management reporting structure during the TSA period.

•

We cannot speak as to what Vitaprotech will do after the transaction closes, but we expect Vitaprotech will be communicating their go-forward strategy for Identiv’s physical security business leading up to the transaction closing and during the TSA period. You will have opportunities to ask questions and should know what to expect.

•	Proceeds from the transaction are intended to fund future organic and inorganic growth of Identiv’s specialty IoT solutions business.

•

We will keep you updated on new information from time to time. In the meantime, please feel free to reach out to your manager, HR, or the Leadership Team with any questions or concerns you may have. We are all here to support you through this transition.

•

While this transaction has been announced, until the deal closes, we are still a publicly listed company and must be careful about the information we provide to those outside our company. Please do not speak to anyone outside the company regarding the transaction. It’s best that you send people looking for information to your manager, HR, or Sophie Pearson, our Director of Investor Relations.

•	This is an exciting opportunity for both the physical security and IoT businesses. We think this is the best outcome for both businesses so that each can achieve its full potential.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact, including statements regarding: Identiv’s strategy, opportunities, focus and goals; Identiv’s beliefs regarding its competitive position in the markets and industries in which it operates; expected benefits of the transaction; Identiv’s beliefs that the transaction provides an excellent value creation path for both businesses and is beneficial for all stakeholders; expected amount and use of proceeds from the transaction, including to fund future organic and inorganic growth of its specialty IoT solutions business; the terms and conditions related to the transaction, including regulatory and stockholder approvals, and terms of the transition services agreement; expectations relating to changes in employment as a result of the transaction, including employees of Identiv’s physical security, access cards, and identity reader teams being offered employment with Vitaprotech; expected changes during the transition period; the timing of the closing of the transaction; and expectations with respect to the change in management following the completion of the transaction, including expected benefits thereof. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from Identiv’s stockholders or regulatory approvals are not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason; any purchase price adjustments to the amount of proceeds from the transaction; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; diversion of management’s attention from Identiv’s ongoing business; the ability of Identiv to retain and hire key personnel; the effect of the change in management following the completion of the transaction; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business; Identiv’s ability to successfully execute its business strategy; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; industry trends and seasonality; the impact of macroeconomic conditions and customer demand, inflation and increases in prices; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are based on information available to Identiv on the date of this communication, and Identiv assumes no obligation to update such statements.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Participants in the Solicitation

Identiv, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s executive officers and directors, including compensation, is set forth in the sections entitled “Election of Directions,” “Executive Compensation,” including “Executive Compensation—Compensation Discussion and Analysis,” and “Corporate Governance—Compensation of Directors” of Identiv’s definitive proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on April 28, 2023 (the “2023 Proxy Statement”), as well as its Current Reports on Form 8-K filed with the SEC on April  13, 2023 and October 11, 2023.

As of March 31, 2024, each Participant, other than Gary Kremen and James E. Ousley, set forth below beneficially owned less than 1% of Identiv’s issued and outstanding common stock. Information about the ownership of common stock by Identiv’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement. To the extent holdings by the directors and executive officers of Identiv securities reported in the 2023 Proxy Statement have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Directors*^	Security Ownership of Directors	Certain Officers and Other Employees*	Security Ownership of Executive Officers

Laura Angelini	Form 4 filed on August 2, 2023.	Steven Humphreys (Chief Executive Officer and Director)	Form 4s filed on May 2, 2023, May 10, 2023, May 11, 2023, May 15, 2023, June 2, 2023, July 5, 2023, August 2, 2023, September 1, 2023, October 2, 2023, November 2, 2023, December 1, 2023, January 2, 2024, February 1, 2024, March 1, 2024, and April 1, 2024.

Gary Kremen	Form 4 filed on August 2, 2023.	Justin Scarpulla (Chief Financial Officer and Secretary)	N/A

Richard E. Kuntz, M.D.	Form 4 filed on August 2, 2023.

James E. Ousley	Form 4 filed on August 2, 2023.

*	The business address is 2201 Walnut Avenue, Suite 100, Fremont, California 94538.
^	Excludes Steven Humphreys, Identiv’s Chief Executive Officer, who is listed under “Certain Officers and Other Employees.”

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement and Amendment No.  1 to the Schedule 13D filed by Bleichroeder on October 23, 2023. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.

Email to Employees

From:	Steve Humphreys
To:	All_Global@identiv.com
Date/time:	Wednesday, April 3, 2024 7:45 AM
Subject:	A Major Step Forward for our Business & Our Teams

Dear Colleagues,

Today is one of the biggest moments in our company’s history, which I’m personally thrilled to share with you all. We’ve been working hard to bring investment into all parts of our business, to build on the great strengths we’ve got and the lead in our exciting markets. The goal is to invest and build leaders in our industries, be great trusted partners to our customers and to create an environment where we all can grow and thrive professionally. We think our announcements today will put the key things in place to make that happen.

Here’s what’s happening:

Our physical security and identity reader business is becoming part of a private company through a combination with another security company called Vitaprotech. They’re private equity backed, with access to capital, and also are in the physical security business themselves, almost all in Europe. They’ve got nearly 500 people across Europe, with products across access control, video analytics, physical security Information management (PSIM) software, perimeter security and security monitoring.

This will generate about $145 million in cash. We intend to take some of this and invest it in our IoT/RFID business, which will stay public and have capital to go after important market opportunities in the medical and other specialty IoT areas. We’re also expanding our already world-class leadership team with the addition of Kirsten Newquist as President of our IoT business. Kirsten comes to us from Avery Dennison, where most recently she was Global Vice President of Avery Dennison Smartrac, and previously held other leadership roles including being VP & GM of Avery Dennison Medical.

For the physical security and identity reader business we’ll stay focused on delivering the best of breed physical and logical security solutions that we’ve already been doing. With the support of Vitaprotech’s investment capabilities and team we’ll be able to go faster with our development, moving to web and ultimately cloud solutions, making mobile solutions part of our future, having all of this based on a top-down-designed cybersecurity platform will make us the solution to beat. The combined business with Vitaprotech will offer added solutions for us to sell, new territories to explore and natural synergies that will benefit us and our customers.

For our IoT business, we’ll have the investment capacity that our business needs. We’ve built out our factories and our engineering and product capabilities, but we’ve been constrained in our ability to invest in the kind of long-term business development that our business needs, especially in our key medical vertical.

There’s a lot going on here, and change is always exciting but also sometimes worrisome. Our priority is to build a great environment for our people and great businesses to serve our customers. We’ll be communicating throughout this process as always.

Here are the key things to keep in mind:

•	Right now, nothing changes! We’re all working together to build our business and serve our customers, as part of Identiv.

•

It’ll be 3-6 months until the transaction is expected to close and is ‘official.’ There are a number of conditions that need to be met and approvals required before the transaction can close, including stockholder approval.

•	After the closing , we’ll be the two companies described above, the Security-focused private company combined with Vitaprotech; and the IoT-focused public company (INVE).

•

We’ll still be working together in many areas. There’s a mutual ‘Transition Services Agreement’ for up to 18 months following the closing, during which time we’ll keep working together in lots of areas. We structured it this way on purpose, so we can gracefully develop into two strong businesses without too much time pressure and with all of the expertise and collaboration we’ve built over the years.

When will all of this happen:

A definitive asset purchase agreement for the Physical Security, Access card and Identity reader business has been signed. We expect the deal to close in the third quarter of 2024. While this process takes place we’ll continue to work together to serve our customers, partners and suppliers and to lead our industries with the best technology, products and services. We’re all still part of a public company until the close and we remain subject to Identiv policies (confidentiality, trading window, etc.) so let’s continue to focus on delivering our commitments to our customers and to each other. There are no immediate changes planned to our team structures and all of our roles are the same. Post-close our plans are to continue to invest and to grow, so we expect to build our teams and to expand career opportunities for all of us.

What happens to the Management team:

I’ll move over to Identiv Security, along with Mark Allen, Tanya, Steve Luther, Mike and Mark Butcher, joining the private company at the closing.

Kirsten will become CEO of Identiv, Inc. (INVE). Justin, Manfred, Amir, and BY will stay with Identiv (IOT) and continue their roles within the publicly traded company.

What should I do if I am approached by someone in the press?

This is important. While this has been announced, we are still a public company, and we must be careful about the information we offer. It’s best that you send people looking for information beyond the press release to our Director of Investor Relations: Sophie Pearson, spearson@identiv.com, (949) 250-8888.

A related comment: Because we’re public and this is such an important event, we have to be careful what we talk about. We’re getting lots of help from our legal team and need to keep aligned with what’s OK to say, so please bear with us if there are some things we don’t clearly address. As you all know we always communicate totally openly, so anything we have to be limited in addressing please know it’s not ever holding things back, it’s only being careful so we can make sure this important step moves forward smoothly. Please do ask anything on your minds. If you’re wondering about something, chances are others are too. It’s important that we all communicate and talk through what this all means.

I know this is a lot going on at once! We’ll be holding meetings across the business to discuss the implications, all-hands sessions to discuss it all as a group, and round tables to talk in smaller groups about what’s going on and what it means for us and for our businesses. The things to keep in mind are that we’ve found a way to build all parts of our business, across Security, identity readers and IoT. Identiv Security becomes a very large part of an even larger global security solution provider with a path to become a technology leader globally with investment, a powerful product range and organization to grow. Identiv IOT can become a clear leader in Specialty IoT, a pure-play IoT business on NASDAQ, with a proven IOT leader with Kristen Newquist, and investment to realize the IOT company growth goals.

Thank you all for building the strong business foundations that we’re now positioned to invest in to build leadership in our industries. I and our whole leadership team are looking forward to working together with you all to build the most exciting chapter yet for our businesses, our customers and for all of us.

Steve

—

And now for some of that legal help I mentioned:

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact, including statements regarding: Identiv’s strategy, opportunities, focus and goals; expected benefits of the transaction; expected use of proceeds from the transaction; expectations relating to the combined business of Identiv’s physical security business and Vitaprotech, including the benefits thereof; expectations regarding the business following the closing of the transaction; the terms and conditions related to the transaction, including regulatory and stockholder approvals, and terms of the transition services agreement; the timing of the closing of the transaction; and expectations with respect to the change in management following the completion of the transaction, including expected benefits thereof. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from Identiv’s stockholders or regulatory approvals are not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason; Vitaprotech’s ability to integrate Identiv’s physical security business; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; diversion of management’s attention from Identiv’s ongoing business; the ability of Identiv to retain and hire key personnel; the effect of the change in management following the completion of the transaction; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business; Identiv’s ability to successfully execute its business strategy; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; industry trends and seasonality; the impact of macroeconomic conditions and customer demand, inflation and increases in prices; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are based on information available to Identiv on the date of this communication, and Identiv assumes no obligation to update such statements.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Participants in the Solicitation

Identiv, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s executive officers and directors, including compensation, is set forth in the sections entitled “Election of Directions,” “Executive Compensation,” including “Executive Compensation—Compensation Discussion and Analysis,” and “Corporate Governance—Compensation of Directors” of Identiv’s definitive proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on April 28, 2023 (the “2023 Proxy Statement”), as well as its Current Reports on Form 8-K filed with the SEC on April 13, 2023 and October 11, 2023.

As of March 31, 2024, each Participant, other than Gary Kremen and James E. Ousley, set forth below beneficially owned less than 1% of Identiv’s issued and outstanding common stock. Information about the ownership of common stock by Identiv’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement. To the extent holdings by the directors and executive officers of Identiv securities reported in the 2023 Proxy Statement have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Transcript of Conference Call held on April 3, 2024

MANAGEMENT DISCUSSION SECTION

Operator: Good morning. Welcome to Identiv’s Strategic Review Update Call. My name is Sofi, and I’ll be your operator this morning. Joining us for today’s presentation are the company’s Chairman of the Board, James Ousley; CEO, Steven Humphreys; and CFO, Justin Scarpulla. Following the presentation, we will open up the call for questions from our covering analysts.

During the call, Identiv will be making forward-looking statements. Any statement that refers to expectations, projections or other characteristics of future events, including the transaction, future business and market conditions and opportunities and future plans and prospects, including with respect to the transaction and Identiv’s post-closing business, is a forward-looking statement. Actual results may differ materially from those expressed in these forward-looking statements. For more information, please refer to the risk factors discussed in documents filed from time to time with the SEC, including the company’s latest annual report on Form 10-K. Identiv assumes no obligation to update these forward-looking statements which speak as of today. Please note, the company will now be providing an updated financial model or projections related to the transaction.

I will now turn the call over to Board Chair, James Ousley for his comments.

James Ousley

Chairman, Identiv, Inc.

Good morning. This Jim Ousley. I’m happy to speak with you this morning to talk about an important announcement that we just made. As I think a lot of you know, the board of directors last summer announced that we were going to look at strategic alternatives for our two primary businesses, and we’ve now concluded those activities which is culminated in this transaction, which we think is going to be very favorable for all of our constituents, our shareholders, employees, customers and so on. So what is it that we’re announcing today?

Effectively, we’re announcing a definitive asset purchase agreement with the company Vitaprotech, which is out of France. We believe that the combination of Vitaprotech and our security business can be a powerful force in the security business going forward. We also have a major announcement this morning of new leadership for our IoT business. Kirsten Newquist is a seasoned executive with exquisite experience in our sector. Going forward, we’re very excited that she’s coming on board. She’ll start on April 15th and will be off and running, guiding the new IoT business unit. She will be President, reporting to the board of directors until such time the deal is consummated or closed and at which time she’ll become CEO.

So what will she be running? Basically, we’re establishing what we’re calling a new Identiv, which will be focused on IoT solutions going forward, will be the total commitment in the marketplace. We’re going to basically be creating new IoT solutions, value add, high margin types of solutions that we know we can take to the marketplace. We also are focusing heavily on the digital healthcare environment. We’ve got a lot of capability and a lot of expertise in that area. And so we will be focusing on that in addition to other value add segments. So the whole focus of the business will be around our core IoT business. And the positive aspect of this, we will have the resources and the capital to pursue both organic growth in our segment as well as inorganic growth opportunities. The transaction is expected to close in hopefully the early third quarter of 2024.

Next slide. The transaction details, Identiv has entered into a definitive asset purchase agreement to sell basically its security business, which is a physical security, access card, identity reader operations and the assets associated with those as well as people. That basically means 32% of the assets, 2023 assets will be sold, which reflects roughly 63% of the FY 2023 revenue of the total company. The gross proceeds to Identiv will be approximately $145 million, ex closing cost and standard cost associated with the transaction. Our current CEO, Steve Humphreys and other management of the security business will be joining the buyer at the closing date. And as I mentioned, Kirsten Newquist, who will be President up until close, will then become the CEO of Identiv.

We have a fairly significant transaction services agreement for up to 18 months, which we’ll be sharing, mostly G&A resources, to help assist in the transition until both companies can assume all the normal functions. We, as I mentioned, expect to close the third quarter of 2024 subject to regulatory and stockholder approvals, and ordinary closing conditions such as CFIUS and other SEC approvals. The next slide, so basically, the new business, if you will, will be the new Identiv with a new vision, mission and really tasked to the market to create new value for the business unit. Our vision is basically, everything is connected, and we’ll do that by creating an ecosystem of interconnected data, by digitally transforming any product. So connecting digitally people, process and products electronically.

Next slide. We’re going to do that with basically a seasoned as well as new leadership team. As I mentioned, Kirsten Newquist has a vast experience in our space. She’s been with one of the leading firms in the RFID in that space, in addition to other expertise and product marketing, sales and marketing and so on. She will become the CEO of the business unit and of Identiv upon the closing of that transaction. We also bring seasoned executives from our Identiv business who have been involved, heavily involved in the IoT business going forward, and they will be augmented by additional resources that Kirsten will be bringing on board to drive this new business units.

Next slide. Also, as you may noticed, over the last several months and quarters, we’ve been adding a lot of very seasoned, experienced talent to our board of directors and our advisory teams, including the likes of Michel Combes, who’s been involved in major corporate roles around the world, as well as private equity activities. So very well respected in the industry, both from a CEO standpoint as well as an equity standpoint. Dr. Richard Kuntz and Laura Angelini have been on the board a bit since last year. Both were brought in for their medical expertise and bring a tremendous amount of capability, experience and knowledge to really driving our strategy going forward. And all have been very, very involved.

In addition, Manfred Rietzler is a well-known RFID industry, he has really trailblazed the entire industry with both the companies he’s built as well as just the knowledge he’s spread across the industry. All of these, in addition to myself and Gary Kremen, will be very active in helping drive the strategy of the company and ensuring proper execution as we go forward. Next slide. So why are we so excited about this IoT business? One, when we’ve been in it for a bit, but we’ve been basically focused on creating markets and opportunities across two wide spectrum. We need to be much more focused in areas where there’s tremendous growth and higher volume, higher margin, higher value add opportunities.

One of those markets and one we’re going to focus on is healthcare and healthcare applications. And you can see by this chart, the TAM for just the RFID solutions opportunity is tremendous in this space, $24 billion estimated in this space alone. And if you look deeper into the overall TAM, the healthcare of just a few segments, a few applications, like syringes and prescriptions, is over $5 billion. So the market opportunity where we have expertise, we have some excellent examples and lead in opportunities that can be leveraged going forward. So this is one of our key markets. We’re adding resource at the very top, both the board of directors and advisors, as well as the new President of the operation that understand this market and how to address it effectively with the talent that we have.

Next slide. And I’d like to turn it over now to Steve Humphreys, our CEO, to go into a little more detail on the applications that we’re talking about.

Steven Humphreys

Chief Executive Officer & Director, Identiv, Inc.

All right. Thanks, Jim. As Jim mentioned, especially the medical market is going to be our focus, and with Kirsten joining, with her experience running the medical group at Avery Dennison as well as Avery Dennison Smartrac, and with Laura Angelini, Rick Kuntz and some of the other expertise that we’re both bringing on and have, that will clearly be our focus. But to truly realize that vision of everything connected, we’re going to be bringing these capabilities to other use cases that we already have some traction in and that we can naturally leverage into. And that goes across, as you see here, the market use cases, pharma and healthcare as our certainly core, but also industrial, smart packaging and speciality retail, where as I mentioned, we already have great traction and to leverage our platform and our go-to-market strategy, which ultimately is our differentiation and our way to deliver the vision across all these use cases.

If you want to flip to the next slide, Sofi, the differentiation we have in addition to being very customer focused is that we can take them through the whole journey. And that’s going to be a lot of our core that we go into our verticals deeply and will have the capital now and the resources and the leadership team to go in and stay with them through what can be very long sales cycles, particularly in medical and then walk them through the entire cycle of digitization of their products and their business position, everything from enablement to the digitization itself, authentication, then especially number four to focus on in the healthcare area, in particular, compliance, whereby one of the big problems in healthcare is the point of medication or of taking a regimen is often disconnected from the administration chain.

And by digitizing it, we can attack the compliance problem, which is one of the biggest problems across healthcare, both from a financial and economic perspective and from, of course, a medical and outcomes perspective. So we’re perfectly positioned. But you don’t get to help with compliance unless you can take them all the way through the entire journey and solve the technical problems so they can focus on their business, and you could say, the same of all those verticals that we identified on the prior slide. But we have the full capability from a technology perspective and we’re going to be focusing now on the go-to-market and enablement perspective across all of these, particularly verticals themselves, and then the software and deployment services so that our customers can be successful with our technologies.

You flip to the next slide. And this really gets to the core of our vision, which is, everything connected. And a lot of what you see up at the top is the infrastructure that we built and the capabilities that we’ve got already, and then at the bottom is where we’re going to be investing further to expand, again, particularly in healthcare and medical, but across all of the verticals. So we’ve got the ability to bring our designs and capabilities to market, but then to help with the deployment services, handhold the customers, make sure it’s not only succeeding technically, but succeeding as a full economic proposition for our customers, built into the software, bring all of the new tools, of course, everybody is focusing on AI and machine learning, you can’t do that if your product is disconnected.

But as soon as it’s connected, which is what we enable, then we can use our bitse platform and other capabilities to leverage the software, and ultimately the broad data and multi-user analytics across it. So what we’re announcing today gives us both the team and the capital and investment capability to realize this vision across all these verticals, we’ve got the base foundation built. Now, we can actually have the go-to-market, the deployment, the software, the analytics, that results in what we believe will be a very long and nearly unlimited market opportunity that the company will take the market, and with the team that Jim mentioned earlier. So we just wanted to touch briefly on our capabilities that we’ve established.

And with that, I’ll turn it back over to Jim. Jim, you’re on there?

James Ousley

Chairman, Identiv, Inc.

Sorry. So what are we going to do next? Basically, as we’ve mentioned, we’re going to totally focus on our IoT business in this business unit as we transition the security business over to Vitaprotech. So all the management, starting with the President, the board of directors and all the employees associated with the business unit will be totally focused on growing that business and creating value in that business. What does that mean specifically? We’re going to be looking at different types of opportunities. As I said, we were probably too broad based for our size and our capabilities in our past structure. We’re going to basically focus our energies and our pipeline and develop on high value-add opportunities where we can provide a high value-add solution.

We’ll be implementing new software and services capabilities to our product line. We’ve started that, but we haven’t had the resources and financial wherewithal to be very serious in it. That will change to where we have a significant software and service capability which can generate ongoing sustainable reoccurring revenue for our business plan. We’re not well-known, Identiv in the IoT world is not a well-known entity. One of the things that our new President, Kirsten brought to us was that, at Avery she didn’t know much about Identiv. So we haven’t done as good a job as we’d like to do and be able to do from a marketing and a branding standpoint to get the word out about Identiv’s IoT capabilities. So that will be a major thrust going over as well.

We clearly need to enhance our sales, product engineering and operations capability for adding to our manufacturing capabilities and lower cost. We’ve been in too high cost areas because that’s where we initially got started. But now we have started operations in Thailand and we’re expanding those capabilities. So we will have volume capabilities to produce our products and capabilities going forward. We need better and stronger and more engineering talent. As both Steve and I stated, we want to be in the technical solutions business, and that requires engineering. We have some very talented capabilities there today that are well respected and doing some very unique things. But we need more talent there. So we’ll be adding talent in that area as well.

And obviously, last and not least, we will have capital to pursue both our organic plans that we highly that we talk about, as well as our some inorganic opportunities. We have some specific targets that we have been looking at and talking through. It’s not just acquisitions, but partnerships and relationships to broaden our capabilities as well as our channels and so on. So we will have capital that we’ll be able to pursue these opportunities with. So that’s basically our game plan. We look forward to growing this business in a very programmed and process-orientated manner. We will be communicating with you, our investors, on progress as we transition this business, and we look forward to your support as we go forward. Thank you.

Steven Humphreys

Chief Executive Officer & Director, Identiv, Inc.

So operator, with that, we’ll turn it over to questions, if you would open the line.

QUESTION AND ANSWER SECTION

Operator: Certainly. [Operator Instructions] Your first question for today is from Craig Ellis with B. Riley.

Craig A. Ellis

Analyst, B. Riley Securities, Inc.

Yeah. Thanks for taking the question. And Jim, Steve, congratulations on getting to a transaction. I wanted to start just with a clarification, and this may be for Jim. Jim, can you talk a little bit more about regulatory approvals beyond US CFIUS, what’s needed specifically in Europe given the [indiscernible] (20:20)? And are there other governmental approvals needed beyond anything in Europe?

James Ousley

Chairman, Identiv, Inc.

Not really that we will have to get UK government approval because there is some business there that is associated with that. We actually don’t see that as a major complication. CFIUS, I think, will be the longer pole in the tent, if you will. So beyond that, we will be sending out a proxy for shareholder approval. We feel confident that we will get shareholder approval, given the interest that’s been expressed for a long time in our IoT business. So we think that will be very positive. And as you saw in the press release, we have the support of our largest shareholder, the Bleichroeder group. So we feel confident that that can all take place. So other than the UK government approval, it’s the normal US activities.

Craig A. Ellis

Analyst, B. Riley Securities, Inc.

Got it. And then moving on just to the business split-out, I think, I heard in prepared comments that 62% of assets were associated with the business that is sold on a calendar 2023 basis. But can you help us understand what the revenue, COGS and OpEx would be? And as we look ahead, and this may be more for Steve or even Justin, how do we plan on managing accounting treatment for the part of the business that gets sold the second when they discontinued ops? When we look at the business or does any accounting change like that await the deals close?

Steven Humphreys

Chief Executive Officer & Director, Identiv, Inc.

I’ll take a start at that, Craig, and then I’ll turn over to Justin. But to be clear, we’re not laying out financials here, but we wanted to give some characterization. So actually, it’s only about 32% of the assets that are being sold and that represents 63% of fiscal year 2023 revenue. So that’s the framework that we’ve given for the model overall. As you know, when you go into a proxy filing, we have to be very careful and consistent with our financials as we disclose them. So that’s the framework around the transaction at what’s going out versus what’s staying inside. Justin, do you want to add anything to that?

James Ousley

Chairman, Identiv, Inc.

You’re on mute, I think, Justin.

Steven Humphreys

Chief Executive Officer & Director, Identiv, Inc.

Yeah, he might be. Okay. We’ll follow up on that, Craig, with further. But again, that’s the framework.

Craig A. Ellis

Analyst, B. Riley Securities, Inc.

Yeah. And then last Steve, before I hop in the queue. Go ahead, Jim.

James Ousley

Chairman, Identiv, Inc.

Excuse me. I was just going to say, as far as accounting, up until we close, it’ll be what we’ve been doing in the past, it’ll be basically the same financial reporting.

Craig A. Ellis

Analyst, B. Riley Securities, Inc.

Got it. Thank you. Very helpful. And then, Jim, lastly, you mentioned two things that I wanted to follow up on. One, the point on a much higher margin RFID business. You talked about the mix of the business helping us move on a gross margin basis from what’s been low to mid-20s. Can you talk about the timing to something that would be much higher than that? And then regarding the potential acquisitions, can you put some further scoping around what would be envisioned there? Is this engineering teams or sales teams, is it specific products that you’re looking to acquire combination of both? Any further visibility would be appreciated. Thank you.

James Ousley

Chairman, Identiv, Inc.

Sure. As far as acquisitions, we clearly are looking at smaller acquisitions that can bring either application capabilities, engineering, technical capabilities, and particularly around data analytics and cloud implementation. We’ve started activities in those areas, but we clearly have barely scratched the surface. So any acquisitions that could bring capability to the company in those areas would be very applicable. From a sales and marketing standpoint, probably not so much. We’re looking at relationships to expand our channels in that area. And Kirsten from her past experience has already brought some good ideas on channels that we should be considering and expanding to, particularly in the medical area where we need people that are in that space, understand that space and understand all the compliance issues associated with that, et cetera. So that would be the acquisition types of things that we’d be looking at. The other question was, excuse me?

Craig A. Ellis

Analyst, B. Riley Securities, Inc.

It was acquisitions and then the path to much higher gross margin and the IoT business.

James Ousley

Chairman, Identiv, Inc.

Yes. So as you know, our margins have not been where we want them, partly because we were in higher cost manufacturing, that’s changing. So I would guess, even by the middle of this year to the end of this year, we’ll have lower cost associated with our manufacturing capabilities. We’re already seeing those. But the real key to it is the project. So we’ve got NRE type projects going today, particularly in the medical and other high value areas. But they do take a long time. We’ve talked about a few in the past. We’re still in the early stages of those. They can take up to a year to 18 months to 24 months before those can be realized. So I think you’ll see relatively the same kinds of performance that you’ve seen throughout this year. But you should start seeing dramatic improvement starting in 2025 and beyond.

Craig A. Ellis

Analyst, B. Riley Securities, Inc.

Got it. Thanks, guys. I’ll hop back in the queue.

Steven Humphreys

Chief Executive Officer & Director, Identiv, Inc.

Thanks, Craig.

Operator: [Operator Instructions] Your next question for today is from Jaeson Schmidt with Lake Street.

Jaeson Allen Min Schmidt

Analyst, Lake Street Capital Markets LLC

Hey, guys. Thanks for taking my questions. You noted 63% of 2023 revenue is being sold. I know the Premises business was about $48.3 million in 2023. Just curious, what other product lines will be going away?

Steven Humphreys

Chief Executive Officer & Director, Identiv, Inc.

Sure. That’s going to include the identity readers and the access cards. So all associated with security, access, control, digital and logical as well as physical side on.

Jaeson Allen Min Schmidt

Analyst, Lake Street Capital Markets LLC

Okay. That’s helpful. And then just the last one from me. From a strategy perspective in the RFID business, do you anticipate any major changes? It sounds like you’ll continue to focus on healthcare. It sounds like software might be a bigger emphasis going forward. But can you just walk through if there’s going to be any major changes from a strategy perspective?

[indiscernible] (28:15)

Steven Humphreys

Chief Executive Officer & Director, Identiv, Inc.

Sorry. Go ahead, Jim.

James Ousley

Chairman, Identiv, Inc.

No. Go ahead.

Steven Humphreys

Chief Executive Officer & Director, Identiv, Inc.

So I was just going to say, [indiscernible] (28:22) crack at that and then pass it to Jim, but especially I would say,, when Kirsten comes on, which is in less than two weeks, she’ll have a lot to say about that because we’ve mentioned her and Jim. Jim focused a bit on her background, but she really has a deep vision for where this business can go. It totally aligned with the vision and the strategy we’ve got, Jaeson. But you’ll find, as Jim was commenting from an organic and inorganic perspective, and from a team hiring perspective, the execution and focus and rigor in the strategy, I think is going to go to another level with Kirsten’s leadership. And also developing those markets, going into the deep business development, connecting with the customers, understanding the use cases, becoming part of the industry standards bodies that you often have to do in medical, she’s been through that entire cycle. So I don’t think you’ll see a change in overall strategy. But the focus and emphasis and long term ability to invest and commit and then generate the margins that Jim was talking about earlier. She knows exactly how to build and how to do that. So I think that’s what to be looking for here. Sorry, Jim, over to you.

James Ousley

Chairman, Identiv, Inc.

No. And I think the major add to the strategy, if you will, we’ve been on the edges of it as I mentioned, but more around the solutions side of this, not just building a tag, but building the solution from the very first in our engineering project, clearance through deployment and then software-related to getting all the data so that into the cloud. So it can be accessed in data analytics performed by the user or with our assistance to the client around that data. So as we know, the world is evolving around data and value creation is evolving around access to data. And so we need to be at the other end of this, not just the front end of it, but the data and data analytics end of it and doing access to our customers and applications or helping with those applications. So you’re going to see more software-related activities, more data analytics type activities, all of which hopefully relate to reoccurring sustainable revenues more so than we’ve had in the past.

Jaeson Allen Min Schmidt

Analyst, Lake Street Capital Markets LLC

Got it. That’s really helpful. Thanks a lot, guys.

Operator: [Operator Instructions] Your next question is a follow-up question from Craig Ellis.

Craig A. Ellis

Analyst, B. Riley Securities, Inc.

Yeah. Thanks for taking the follow up. Just a few more details, guys, and really appreciate all the detailed color on this call. Back on the transaction, Jim. Are there any breakup fees, and if so, can you quantify what those are?

James Ousley

Chairman, Identiv, Inc.

There are breakup fees. I don’t think I’m at liberty to quantify, but they’re within industry standards, if you will.

Craig A. Ellis

Analyst, B. Riley Securities, Inc.

Okay. Got it. And then given that part of the proceeds are going to be earmarked for M&A, can you talk about the percent of proceeds that you would envision going to M&A over the 12 to 18-month period, post transaction close? And will any proceeds go to what I think is around $9 million of term loan debt that I think the company would like to pay down?

James Ousley

Chairman, Identiv, Inc.

Yeah. We will have to pay off the debt when the transaction is completed. So that will take place. As far as how much would be used on acquisition, that’s really going to be for the board and our advisors and Kirsten to put together a plan on what it is, what are the priorities and are there reasonable acquisition candidates? As I said, we’ve got some potential today, but obviously I’m not at liberty to talk about the magnitude of those. But clearly, there are specific targets we’re looking at. They’re very targeted, very focused opportunities. But the real decision and the real strategy will be laid out by Kirsten and her team, including the advisory board as we go forward. And I would suggest to you that we’ll be talking to you about those in this year. So in FY 2024 we’ll be looking at those opportunities.

Craig A. Ellis

Analyst, B. Riley Securities, Inc.

Great. Look forward to that follow up, Jim. Jim and Steve, thanks very much.

Operator: We have reached the end of the question-and-answer session. And I will now turn the call over to James for closing remarks.

James Ousley

Chairman, Identiv, Inc.

Okay. Well, thank you very much for your participation. We’re excited about both the opportunity for our security business with Vitaprotech, as well as the opportunity going forward so that we can totally focus on the IoT business, which we strongly believe and the market has told us this in the past that can create significant value for our shareholders and all of our constituents as we go forward. So we look forward to your support. Be happy to answer additional questions you might have as we go forward. And we’ll be communicating, Kirsten, and the team will be communicating very clearly on what our objectives are and how you should measure us on making progress going forward as we continue this journey. So thank you for your participation. We’ll talk with you soon.

Operator: This concludes today’s conference, and you may disconnect your lines at this time. Thank you for your participation.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact, including statements regarding: Identiv’s strategy, opportunities, focus and goals; expected benefits of the transaction; expectations regarding the proposed transaction, including the terms and conditions related to the transaction; and expectations with respect to the change in management following the completion of the transaction. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from Identiv’s stockholders or regulatory approvals are not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; diversion of management’s attention from Identiv’s ongoing business; the ability of Identiv to retain and hire key personnel; the effect of the change in management following the completion of the transaction; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business; Identiv’s ability to successfully execute its business strategy; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; industry trends and seasonality; the impact of macroeconomic conditions and customer demand, inflation and increases in prices; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are based on information available to Identiv on the date of this communication, and Identiv assumes no obligation to update such statements.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

Participants in the Solicitation

Identiv, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s executive officers and directors, including compensation, is set forth in the sections entitled “Election of Directions,” “Executive Compensation,” including “Executive Compensation—Compensation Discussion and Analysis,” and “Corporate Governance—Compensation of Directors” of Identiv’s definitive proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on April  28, 2023 (the “2023 Proxy Statement”), as well as its Current Reports on Form 8-K filed with the SEC on April  13, 2023 and October 11, 2023.

As of March 31, 2024, each Participant, other than Gary Kremen and James E. Ousley, set forth below beneficially owned less than 1% of Identiv’s issued and outstanding common stock. Information about the ownership of common stock by Identiv’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement. To the extent holdings by the directors and executive officers of Identiv securities reported in the 2023 Proxy Statement have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—Financials” section of Identiv’s website at identiv.com/investors/financials.

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Directors*^	Security Ownership of Directors	Certain Officers and Other Employees*	Security Ownership of Executive Officers
Laura Angelini	Form 4 filed on August 2, 2023.	Steven Humphreys (Chief Executive Officer and Director)	Form 4s filed on May 2, 2023, May 10, 2023, May 11, 2023, May 15, 2023, June 2, 2023, July 5, 2023, August 2, 2023, September 1, 2023, October 2, 2023, November 2, 2023, December 1, 2023, January 2, 2024, February 1, 2024, March 1, 2024, and April 1, 2024.

Gary Kremen	Form 4 filed on August 2, 2023.	Justin Scarpulla (Chief Financial Officer and Secretary)	N/A

Richard E. Kuntz, M.D.	Form 4 filed on August 2, 2023.

James E. Ousley	Form 4 filed on August 2, 2023.

*	The business address is 2201 Walnut Avenue, Suite 100, Fremont, California 94538.
^	Excludes Steven Humphreys, Identiv’s Chief Executive Officer, who is listed under “Certain Officers and Other Employees.”

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement and Amendment No.  1 to the Schedule 13D filed by Bleichroeder on October 23, 2023. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.

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